UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 14, 2005

Transaction Systems Architects, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25346	47-0772104
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

224 South 108th Avenue, Omaha Nebraska  68154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:
(402) 334-5101

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01 Entry into a Material Definitive Agreement.

On September 14, 2005, the Compensation Committee of the Board of Directors of the Company approved the form of LTIP Performance Shares Agreement attached as Exhibit 10.1 to this Current Report and incorporated herein by reference (the “LTIP Agreement”).  The LTIP Agreement sets forth the terms of LTIP Performance Shares (“Performance Shares”) that may be awarded under the Company’s 2005 Equity and Performance Incentive Plan (the “2005 Plan”) to key employees of the Company, including named executive officers of the Company (“NEOs”).

Performance Shares are earned based upon the achievement, over a three-year period (the “Performance Period”), of performance goals relating to the following: (a) the compound annual growth over the Performance Period in the 60-month contracted backlog for the Company and all subsidiaries as determined by the Company, (b) the compound annual growth over the Performance Period in the diluted earnings per share as reported in the Company’s financial statements, and (c) the compound annual growth over the Performance Period in the total revenues as reported in the Company’s financial statements. Each of the performance goals will be weighted as follows:

Performance Goal	Weighting

60-Month Contracted Backlog	20%
Earnings Per Share	40%
Revenue	40%

In no event will any of the Performance Shares become earned if the Company’s earnings per share is below a predetermined minimum threshold level at the conclusion of the Performance Period.

On September 14, 2005, the Compensation Committee of the Board of Directors of the Company granted awards of Performance Shares to, and the Company entered into an LTIP Agreement with, each of the following NEOs:

Number of Targeted
Performance Shares
(assumes 100%
attainment of
Name	performance goals)
Mark Vipond, Senior Vice President and President - ACI Worldwide	6,000
Anthony Parkinson, Senior Vice President and President – Insession Technologies	5,500

On September 14, 2005, the Compensation Committee of the Board of Directors of the Company also approved the 2006 Fiscal Year Management Incentive Compensation Plan (the “2006 MIC Plan”).  Key employees of the Company, including NEOs, are eligible to receive an annual bonus under the 2006 MIC Plan; provided, however, that Gregory D. Derkacht will not participate in the 2006 MIC Plan during the term of his employment under the Fourth Amended and Restated Employment Agreement dated August 5, 2005 (the “Derkacht Employment Agreement”).  A copy of the Derkacht Employment Agreement was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated August 9, 2005.  The amount of the annual bonus award under the 2006 MIC Plan will be based on, for NEOs who are senior corporate executives, the Company’s revenue, operating margin and recurring revenue, and for NEOs who are segment-level corporate executives, the Company’s revenue and operating margin, the relevant segment-level revenue and operating/contribution margin(s) and, in some cases, segment-level recurring revenue.  Attached as Exhibit 10.2 to this Current Report is a description of the 2006 MIC Plan which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
10.1	Form of LTIP Performance Shares Agreement
10.2	Description of the 2006 Fiscal Year Management Incentive Compensation Plan

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2005

TRANSACTION SYSTEMS ARCHITECTS, INC.

By:	/s/ Dennis P. Byrnes
Name:	Dennis P. Byrnes
Title:	Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of LTIP Performance Shares Agreement
10.2	Description of the 2006 Fiscal Year Management Incentive Compensation Plan